EXHIBIT 10.2
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                                                                   CHATTEM, INC.
                                                           1715 WEST 38TH STREET
                                                           CHATTANOOGA, TN 37409
GRANT AGREEMENT


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This letter is to inform you that an award has been granted to you by Chattem,
Inc.. Effective ________ you have been granted Non-Qualified Stock Options to purchase ________ shares at $________ per share. This grant will expire on ________. The following table will outline the vesting schedule associated with these options.



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OPTION PLAN:   2005 Stock Incentive Plan
GRANT NUMBER:  ____________________
VEST START DATE:___________________

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                              SHARES              FULL
                              VESTING           VEST DATE
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Please sign both copies of this Grant Agreement as your acknowledgement of this stock option grant and the terms and conditions associated with the grant. Also complete the enclosed Beneficiary Designation Form, have it notarized and return it along with one copy of the signed Grant Agreement. Retain the bound documents for your file.



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Optionee                                          Date


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                                                  for the Compensation Committee






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                   TERMS AND CONDITIONS OF STOCK OPTION GRANT

     The Compensation Committee (the "Committee") of the Board of Directors of Chattem, Inc. ("Chattem") has been designated to administer the Chattem, Inc. Stock Incentive Plan - 2005 (the "Plan") and has selected you ("Optionee") to receive a stock option grant as detailed in the attached Grant Agreement:

o The Option evidenced by the Grant Agreement shall become exercisable in accordance with the vesting schedule shown in the Grant Agreement and outlined in the Plan.

o The option hereby granted may be exercised by Optionee at such time or times, in whole or in part(s) to the extent then vested, as Optionee may select provided that such option is exercised not later than seven (7) years from the date of grant.

o Exercise of the option hereby granted shall be on such forms as may then be prescribed by the Committee, shall specify the number of shares being purchased and shall be accompanied by payment in full in cash, or the equivalent thereof, or, alternatively, the tender of properly endorsed certificates of common shares of Chattem's capital stock whose Fair Market Value under the rules established by the Committee on the date of tender is equal to the balance of the option purchase price or (in the discretion of the Committee) an irrevocable notice of sale delivered to a broker, in form and content acceptable to the Committee, instructing the broker to remit the exercise price to the Company together with any applicable withholding taxes.

o The options hereby granted are non-transferable except under the limited circumstances specified in the Plan in the event of death.

o    All options not yet exercised shall immediately cease and terminate thirty
     (30) days after Optionee ceases to be employed by Chattem, or any of its subsidiaries or affiliates, for any reason other than death, disability, retirement, divestiture of a subsidiary (or significant business unit) or a leave of absence approved by the Committee under the terms of the Plan.

o The option hereby granted is subject to all the provisions and limitations of the Plan which, in the event of any conflict with the provisions contained herein or the Grant Agreement, shall control. Limitations contained in the Plan upon the options hereby granted, in addition to those specified above, include but are not limited to the following: (1) rules and regulations established by the Committee; (2) the Company's ability to suspend the Plan due to the adverse impact of any Federal or State law or regulation affecting the securities to be sold under the Plan or the taxable effect upon the Company arising out of the sale of the security under the option; and (3) adjustments due to recapitalization, merger, consolidation or reorganization.

o The option hereby granted has been conditioned upon compliance with the provisions of Rule 16(b)(3) of the Securities and Exchange Commission and, in the event prior to exercise it is subsequently determined that the exemption provided by said rule is inapplicable to the Plan, then the option hereby granted shall be deemed to be null and void to the extent permitted by law and deemed advisable by the Committee.